                               STI CLASSIC FUNDS

                                  TRUST SHARES

                              CAPITAL GROWTH FUND
                            VALUE INCOME STOCK FUND
                              SUNBELT EQUITY FUND
                           INVESTMENT GRADE BOND FUND
                              SHORT-TERM BOND FUND
                        PRIME QUALITY MONEY MARKET FUND

                       INVESTMENT ADVISORS TO THE FUNDS:
                          STI CAPITAL MANAGEMENT, N.A.
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                (THE "ADVISORS")

The STI Classic Funds (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios (each a "Fund" and, collectively, the "Funds"). This Prospectus sets forth concisely the information about the Trust Shares of the above-referenced Funds. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-874-4770. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE PRIME QUALITY MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PRIME QUALITY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY, AND DO NOT CONSTITUTE OBLIGATIONS OR DEPOSITS OF, THE ADVISORS OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS INCLUDING SUNTRUST BANKS, INC., ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

OCTOBER 1, 1996

AS RESTATED APRIL 15, 1997

2

Throughout this Prospectus, the Investment Grade Bond Fund and Short-Term Bond Fund, which invest primarily in bonds and other fixed income instruments, may be referred to as the "Bond Funds." The Prime Quality Money Market Fund may be referred to as the "Money Market Fund." The Capital Growth Fund, Value Income Stock Fund and Sunbelt Equity Fund may be referred to as the "Equity Funds."

The Trust Shares are offered primarily to financial institutions and intermediaries ("Shareholders"), including SunTrust Banks, Inc. and its affiliates and correspondents, for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions.

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
Financial Highlights......................................................     4
Performance Information for the Predecessor Collective Funds..............     6
The Trust.................................................................     6
Funds and Investment Objectives...........................................     7
Investment Policies and Strategies........................................     7
General Investment Policies and Strategies................................    12
Investment Risks..........................................................    13
Investment Limitations....................................................    15
Performance Information...................................................    15
Purchase of Fund Shares...................................................    16
Redemption of Fund Shares.................................................    18
Dividends and Distributions...............................................    18
Tax Information...........................................................    19
STI Classic Funds Information.............................................    21
The Trust.................................................................    21
Board of Trustees.........................................................    21
Investment Advisors.......................................................    21
Portfolio Managers........................................................    22
Banking Laws..............................................................    23
Distribution..............................................................    23
Administration............................................................    24
Transfer Agent and Dividend Disbursing Agent..............................    24
Custodian.................................................................    24
Legal Counsel.............................................................    24
Independent Public Accountants............................................    24
Other Information.........................................................    24
Voting Rights.............................................................    24
Reporting.................................................................    24
Shareholder Inquiries.....................................................    25
Description of Permitted Investments......................................    25
Appendix..................................................................   A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR SEI FINANCIAL SERVICES COMPANY (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

3

                                EXPENSE SUMMARY
                                  TRUST SHARES

The purpose of the following table is to help you understand the various costs and expenses that a shareholder will bear, directly or indirectly, in connection with an investment in the Trust Shares of each Fund.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

                                   CAPITAL                     SUNBELT     INVESTMENT     SHORT-TERM    PRIME QUALITY
                                    GROWTH     VALUE INCOME     EQUITY     GRADE BOND        BOND       MONEY MARKET
                                     FUND       STOCK FUND       FUND         FUND           FUND           FUND
----------------------------------------------------------------------------------------------------------------------
Management Fees (after fee
 waivers & reimbursements)(1)...       1.03%          .80%         1.02%         .63%           .46%           .50%
Other Fund Expenses (after fee
 waivers & reimbursements)(2)...        .12%          .15%          .13%         .12%           .19%           .08%
----------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
 (after fee waivers &
 reimbursements)(3)(4)..........       1.15%          .95%         1.15%         .75%           .65%           .58%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) Each Advisor is waiving, on a voluntary basis, a portion of its fee from each Fund. Each Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Advisory Fees for the Funds would be as follows: Capital Growth Fund -- 1.15%, Value Income Stock Fund -- .80%, Sunbelt Equity Fund -- 1.15%, Investment Grade Bond Fund -- .74%, Short-Term Bond Fund -- .65%, and Prime Quality Money Market Fund -- .65%. See "Investment Advisors."

(2) The Administrator is waiving, on a voluntary basis, a portion of its fee from the Prime Quality Money Market Fund. The Administrator reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Other Fund Expenses would be .13%.

(3) Absent the voluntary waivers described above, Total Fund Operating Expenses would be as follows: Capital Growth Fund -- 1.27%, Value Income Stock Fund -- .95%, Sunbelt Equity Fund -- 1.28%, Investment Grade Bond Fund -- .86%, Short-Term Bond Fund -- .84%, and Prime Quality Money Market Fund -- .78%.

(4) Total Fund Operating Expenses for the Value Income Stock Fund have been restated to reflect current fees.

                                                    ONE   THREE  FIVE    TEN
                     EXAMPLES                       YEAR  YEARS  YEARS  YEARS
-----------------------------------------------------------------------------
An investor would pay the following expenses on a
  $1,000 investment assuming: (1) a 5% annual
  return and (2) redemption at the end of each
  time period.
CAPITAL GROWTH FUND...............................  $12   $ 37   $ 63   $140
VALUE INCOME STOCK FUND...........................  $10   $ 30   $ 53   $117
SUNBELT EQUITY FUND...............................  $12   $ 37   $ 63   $140
INVESTMENT GRADE BOND FUND........................  $ 8   $ 24   $ 42   $ 93
SHORT-TERM BOND FUND..............................  $ 7   $ 21   $ 36   $ 81
PRIME QUALITY MONEY MARKET FUND...................  $ 6   $ 19   $ 32   $ 73
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

THE EXAMPLES ARE BASED UPON THE TOTAL OPERATING EXPENSES OF THE FUNDS AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

4

FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, independent public accountants to the Trust, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1996 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available without charge by calling 1-800-874-4770.

For a Trust Share Outstanding Throughout the Period Ended May 31,

                                                       NET REALIZED
                                                           AND
                                NET ASSET     NET       UNREALIZED   DISTRIBUTIONS
                                  VALUE    INVESTMENT     GAINS        FROM NET     DISTRIBUTIONS  NET ASSET
                                BEGINNING    INCOME    (LOSSES) ON    INVESTMENT    FROM REALIZED  VALUE END
                                OF PERIOD    (LOSS)    INVESTMENTS      INCOME      CAPITAL GAINS  OF PERIOD
                                ---------  ----------  ------------  -------------  -------------  ----------

 --------------------
CAPITAL GROWTH FUND
-------------------
 TRUST SHARES
  1996......................... $  12.18   $    0.12   $      3.32   $      (0.13)  $      (0.59)  $   14.90
  1995.........................    11.99        0.16          0.57          (0.14)         (0.40)      12.18
  1994.........................    11.95        0.16          0.31          (0.17)         (0.26)      11.99
  1993 (1).....................    10.36        0.12          1.57          (0.10)            --       11.95

 -------------------------
VALUE INCOME STOCK FUND
------------------------
 TRUST SHARES
  1996......................... $  11.59   $    0.35   $      2.71   $      (0.34)  $      (1.16)  $   13.15
  1995.........................    10.54        0.32          1.56          (0.32)         (0.51)      11.59
  1994.........................    10.23        0.29          0.70          (0.32)         (0.36)      10.54
  1993 (2).....................    10.00        0.11          0.16          (0.04)            --       10.23

 --------------------
SUNBELT EQUITY FUND
-------------------
 TRUST SHARES
  1996......................... $  10.03   $   (0.04)  $      4.32             --   $      (0.20)  $   14.11
  1995.........................     9.70       (0.01)         0.38             --          (0.04)      10.03
  1994 (3).....................    10.00          --         (0.30)            --             --        9.70

                                                                                                      RATIO OF NET
                                                                                       RATIO OF        INVESTMENT
                                                                      RATIO OF NET    EXPENSES TO     INCOME (LOSS)
                                                                       INVESTMENT     AVERAGE NET    TO AVERAGE NET
                                                           RATIO OF      INCOME         ASSETS           ASSETS
                                            NET ASSETS     EXPENSES    (LOSS) TO      (EXCLUDING       (EXCLUDING     PORTFOLIO

                                TOTAL      END OF PERIOD  TO AVERAGE  AVERAGE NET     WAIVERS AND      WAIVERS AND    TURNOVER

                                RETURN         (000)      NET ASSETS     ASSETS     REIMBURSEMENTS)  REIMBURSEMENTS)    RATE

                               --------    -------------  ----------  ------------  ---------------  ---------------  --------

 --------------------
CAPITAL GROWTH FUND
-------------------
 TRUST SHARES
  1996......................... 28.97%     $     981,498      1.15%        0.90%             1.27%           0.78%     156.46%

  1995.........................  6.63%           984,205      1.15%        1.38%             1.28%           1.25%     127.79%

  1994.........................  3.87%           891,870      1.15%        1.25%             1.29%           1.11%     123.87%

  1993 (1)..................... 17.90%*          507,692      1.15%*       1.43%*            1.28%*          1.30%*     95.02%

 -------------------------
VALUE INCOME STOCK FUND
------------------------
 TRUST SHARES
  1996......................... 27.91%     $   1,244,399      0.92%        2.86%             0.92%           2.86%     133.99%

  1995......................... 19.06%           991,977      0.95%        3.16%             0.95%           3.16%     125.71%

  1994.........................  9.95%           573,082      0.88%        3.21%             0.97%           3.12%     149.28%

  1993 (2).....................  9.05%*          137,761      0.80%*       4.32%*            0.96%*          4.16%*     34.71%

 --------------------
SUNBELT EQUITY FUND
-------------------
 TRUST SHARES
  1996......................... 43.19%     $     412,430      1.15%       (0.34%)            1.28%          (0.47%)    106.27%

  1995.........................  3.81%           258,908      1.15%       (0.12%)            1.30%          (0.27%)     80.03%

  1994 (3)..................... (2.99%)+         128,280      1.15%*      (0.19%)*           1.58%*         (0.62%)*    21.42%


5

                                                        NET REALIZED
                                NET ASSET                   AND       DISTRIBUTIONS
                                  VALUE        NET       UNREALIZED     FROM NET     DISTRIBUTIONS  NET ASSET
                                BEGINNING   INVESTMENT    GAINS ON     INVESTMENT    FROM REALIZED  VALUE END
                                OF PERIOD     INCOME    INVESTMENTS      INCOME      CAPITAL GAINS  OF PERIOD
                                ----------  ----------  ------------  -------------  -------------  ----------

 -----------------------------
INVESTMENT GRADE BOND FUND
----------------------------
 TRUST SHARES
  1996......................... $   10.26   $    0.80   $     (0.19)  $      (0.60)            --   $   10.07
  1995.........................      9.89        0.61          0.37          (0.61)            --       10.26
  1994.........................     10.45        0.50         (0.38)         (0.50)  $      (0.20)       9.69
  1993 (4).....................     10.09        0.45          0.36          (0.45)            --       10.45

 ----------------------
SHORT-TERM BOND FUND
---------------------
 TRUST SHARES
  1996......................... $    9.98   $    0.54   $     (0.10)  $      (0.54)  $      (0.02)  $    9.96
  1995.........................      9.79        0.53          0.19          (0.53)            --        9.98
  1994.........................     10.01        0.42         (0.21)         (0.42)         (0.01)       9.79
  1993 (5).....................     10.00        0.06          0.01          (0.08)            --       10.01

 ---------------------------------
PRIME QUALITY MONEY MARKET FUND
--------------------------------
 TRUST SHARES
  1996......................... $    1.00   $    0.05            --   $      (0.05)            --   $    1.00
  1995.........................      1.00        0.05            --          (0.05)            --        1.00
  1994.........................      1.00        0.03            --          (0.03)            --        1.00
  1993 (6).....................      1.00        0.03            --          (0.03)            --        1.00

                                                                                                     RATIO OF NET
                                                                                      RATIO OF        INVESTMENT
                                                                                     EXPENSES TO       INCOME TO
                                                                     RATIO OF NET    AVERAGE NET      AVERAGE NET
                                                          RATIO OF    INVESTMENT       ASSETS           ASSETS
                                           NET ASSETS     EXPENSES    INCOME TO      (EXCLUDING       (EXCLUDING     PORTFOLIO

                                TOTAL     END OF PERIOD  TO AVERAGE  AVERAGE NET     WAIVERS AND      WAIVERS AND    TURNOVER

                                RETURN        (000)      NET ASSETS     ASSETS     REIMBURSEMENTS)  REIMBURSEMENTS)    RATE

                               --------   -------------  ----------  ------------  ---------------  ---------------  --------

 -----------------------------
INVESTMENT GRADE BOND FUND
----------------------------
 TRUST SHARES
  1996.........................  4.02%    $     599,514      0.75%        5.81%             0.87%           5.89%     184.33%

  1995......................... 10.39%          543,308      0.75%        6.22%             0.88%           6.09%     237.66%

  1994.........................  1.17%          460,538      0.75%        4.77%             0.88%           4.64%     259.19%

  1993 (4).....................  9.34%*         336,132      0.74%*       5.14%*            0.87%*          5.01%*    299.32%

 ----------------------
SHORT-TERM BOND FUND
---------------------
 TRUST SHARES
  1996.........................  4.45%    $      91,156      0.65%        5.39%             0.61%           5.23%     182.62%

  1995.........................  7.60%           60,952      0.65%        5.49%             0.85%           5.29%     299.49%

  1994.........................  2.02%           34,772      0.65%        4.15%             0.85%           3.95%      74.85%

  1993 (5).....................  4.45%*          25,334      0.64%*       3.68%*            1.11%*          3.41%*     83.89%

 ------------------------------
PRIME QUALITY MONEY MARKET FUND
-------------------------------
 TRUST SHARES
  1996.........................  5.25%    $   1,050,800      0.56%        5.11%             0.78%           4.91%         --

  1995.........................  4.79%          799,189      0.58%        4.77%             0.79%           4.56%         --

  1994.........................  2.88%          583,398      0.58%        2.88%             0.79%           2.65%         --

  1993 (6).....................  2.92%*         410,997      0.58%*       2.85%*            0.78%*          2.65%*        --


 *  Annualized.
 +  Cumulative since commencement of operations.
(1) The Capital Growth Fund Trust Shares commenced operations on July 1, 1992.
(2) The Value Income Stock Fund Trust Shares commenced operations on February 12, 1993.
(3) The Sunbelt Equity Fund Trust Shares commenced operations on January 3,
    1994.
(4) The Investment Grade Bond Fund Trust Shares commenced operations on July 16, 1992.
(5) The Short-Term Bond Fund Trust Shares commenced operations on March 15,
    1993.
(6) The Prime Quality Money Market Fund Trust Shares commenced operations on June 8, 1992.

6

PERFORMANCE INFORMATION FOR PREDECESSOR COLLECTIVE FUNDS
The Value Income Stock Fund and Sunbelt Equity Fund are each the successor to collective investment funds previously managed by STI Capital Management, Inc. and Trusco Capital Management, Inc. A substantial portion of the assets of those collective investment funds was transferred to the Funds in connection with each Fund's commencement of operations. Set forth below is certain performance data for the predecessor collective investment funds, which is deemed relevant because the collective investment funds were managed using virtually the same investment objectives, policies and restrictions as those used by each respective Fund. The performance data, however, is not necessarily indicative of the future performance of each Fund. Further, the predecessor collective funds were not subject to certain investment limitations imposed on mutual funds, which, if they had been imposed, may have adversely affected a collective fund's performance.

The predecessor collective funds did not incur expenses that correspond to the advisory, administrative, and other fees to which each Fund is subject. Accordingly, the following performance information has been adjusted by applying the total expense ratios for the corresponding Fund, as disclosed in the Prospectus at the time the Fund commenced operations, which reduced the actual performance of the collective fund.

The average annual total returns (adjusted to reflect current Fund expenses, net of voluntary waivers and reimbursements) for the following periods are:

------------------------------------------------------------------
                          ONE       FIVE        TEN       SINCE
                         YEAR       YEARS      YEARS    INCEPTION
------------------------------------------------------------------

Value Income Stock     20.05%           N/A        N/A  16.29%
 Collective Fund       (ending                          (10/1/89-
                       12/31/92)                        12/31/92)

Sunbelt Equity         22.87%         21.63      16.34  17.08%
 Collective Fund       (ending                          (12/1/80-
                       12/31/93)                        12/31/93)

The average annual total returns for the Funds from inception through May 31, 1996 and for the one- and three-year periods ended May 31, 1996 were as follows:

-------------------------------------------------------------------
                                     ONE       THREE       SINCE
                                    YEAR       YEARS     INCEPTION
-------------------------------------------------------------------

Value Income Stock Fund*             27.91%     18.76%      17.89%

Sunbelt Equity Fund**                43.19%        N/A      16.44%

 *Value Income Stock Fund commenced operations on February 12, 1993. **Sunbelt Equity Fund commenced operations on January 3, 1994.

THE TRUST

STI CLASSIC FUNDS (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. Shareholders may purchase shares in each non-money market Fund through three separate classes (Trust Shares, Investor Shares and Flex Shares) and in each Money Market Fund through two separate classes (Trust Shares and Investor Shares), which provide for variations in distribution and service fees, transfer agent fees, voting rights and dividends. Except for differences between classes, each

7
share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus relates to the Trust Shares of the Funds described below.

FUNDS AND INVESTMENT OBJECTIVES
EQUITY FUNDS:

THE CAPITAL GROWTH FUND seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which, in its Advisor's opinion, are undervalued in the marketplace at the time of purchase.

THE VALUE INCOME STOCK FUND seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

THE SUNBELT EQUITY FUND seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%, of its assets in common stocks, preferred stocks, warrants and securities convertible into common stock of U.S. companies headquartered and/or conducting a substantial portion of their operations in the southern region of the United States. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

BOND FUNDS:

THE INVESTMENT GRADE BOND FUND seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

THE SHORT-TERM BOND FUND seeks to provide as high a level of current income, relative to funds with like investment objectives, as is consistent with the preservation of capital primarily through investment in short- to intermediate-term investment grade fixed income securities.

MONEY MARKET FUND:

THE PRIME QUALITY MONEY MARKET FUND seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in high quality money market instruments.

There can be no assurance that a Fund will achieve its investment objective.

The investment objective of each Fund is nonfundamental and may be changed without shareholder approval.

INVESTMENT POLICIES AND STRATEGIES
CAPITAL GROWTH FUND

The Capital Growth Fund invests primarily in a diversified portfolio of common stocks, warrants, and securities convertible into common stocks which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. In selecting securities for the Fund, its Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. Dividend and interest income should be considered incidental to the growth of capital. The Fund's Advisor will rotate the Capital Growth Fund's holdings between various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65% of the total assets of

8
the Capital Growth Fund will be invested in common stocks.

All of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Capital Growth Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on National Association of Securities Dealers Automated Quotations ("NASDAQ")); securities issued by money market mutual funds; pay-in-kind securities; and bonds. The bonds that the Capital Growth Fund may purchase may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by Standard & Poor's Corporation ("S&P") or below Baa by Moody's Investors Services, Inc. ("Moody's") or securities not rated by S&P or Moody's and of comparable quality. See "Investment Risks -- High Yield, Lower Rated Bonds." In addition, the Fund may invest up to 10% of its assets in restricted securities.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 156%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

VALUE INCOME STOCK FUND

The Value Income Stock Fund seeks to provide current income by structuring its investments in an attempt to maintain the Fund's yield at a level above the average dividend yield of the securities comprising the S&P 500 Stock Index. Achieving such a yield will be the Fund's primary consideration when purchasing securities. A secondary consideration of the Fund will be capital appreciation.

The Fund will invest at least 80% of its total assets in equity securities. Investments will consist primarily of common stocks, and, under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks issued by corporations which have a history of paying regular dividends, although there can be no assurance that such corporations will continue to pay dividends. Other equity securities in which the Fund may invest are convertible debt securities; preferred stocks and warrants which are convertible into or exchangeable for common stocks; and U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on NASDAQ). All of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on the over-the-counter market in the United States (i.e., NASDAQ). The Fund may also purchase debt securities (corporate debt obligations and U.S. Treasury obligations) which may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below BBB by S&P or below Baa by Moody's or securities not rated by S&P or Moody's and of comparable quality. The Fund may also invest in futures and options.

The Fund will invest primarily in stocks of companies operating in all aspects of the U.S. and world economies that have a market capitalization of at least $500 million, and that the Fund's Advisor believes possess fundamentally favorable long-term characteristics. However, stocks of companies with smaller market capitalizations and stocks that are out of favor in the financial community and in which little opportunity for price appreciation is recognized by the financial

9
community may also be purchased if the Fund's Advisor believes they are undervalued.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 134%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

SUNBELT EQUITY FUND

The Sunbelt Equity Fund seeks to provide capital appreciation by investing substantially all, and under normal market conditions at least 65%, of its assets in common stocks; preferred stocks; warrants; and securities convertible into common stock of U.S. companies headquartered and/or conducting a substantial portion of their operations in (i.e., maintaining at least 50% of their assets in or deriving at least 50% of their revenues and/or sales from) the southern region of the United States. Current income will not be an important criterion of investment selection and any such income should be considered incidental. The Fund's Advisor will seek to identify and purchase securities of companies that it believes to be undervalued and that possess a strong balance sheet, a strong earnings record and adequate market liquidity.

Most of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchange or on NASDAQ. The Fund will invest no more than 10% of its assets in convertible securities rated lower than BBB. (See "Investment Risks -- High Yield, Lower Rated Bonds.") The Fund may invest up to 10% of its total assets in restricted securities. The Fund may also purchase futures and options for hedging purposes. Obligations relating to futures contracts will be limited to not more than 20% of the Fund's total assets.

The Fund will invest primarily in stocks of U.S. companies headquartered and/or operating in the following U.S. states: Texas, Arkansas, Alabama, Mississippi, Tennessee, Kentucky, Florida, Virginia, Georgia, North Carolina, South Carolina and Louisiana. To the extent that the Fund's investments are not as geographically dispersed across the U.S. as other funds with comparable objectives, the impact of economic forces on and the relative economic conditions of these states will be greater on Shareholders.

The Fund's turnover rate for the fiscal year ended May 31, 1996 was 106%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower.

INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will invest only in those obligations deemed investment grade obligations rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; obligations of supranational entities and sponsored ADRs that are traded on exchanges or listed on NASDAQ. Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and

10
government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor.

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities or, subject to a limit of 35% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, and subject to a general limit of 25% of the Fund's assets, the Fund may purchase floating or variable rate securities. Some floating or variable rate securities will be subject to interest rate "caps" or "floors." It may also buy securities on a when-issued basis, putable securities, medium term notes, and zero coupon securities. The Fund may also invest up to 10% of its assets in restricted securities. The Fund may also engage in futures and options.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate was 184% for the fiscal year ended May 31, 1996. This rate of turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

In fact, the Advisor to the Investment Grade Bond Fund may buy or sell portfolio securities with the intention of generating capital gains. Such gains will increase the Fund's total return and will be taxable upon distribution to Shareholders. See "Tax Information."

SHORT-TERM BOND FUND

Under normal circumstances, the Short-Term Bond Fund will invest solely in investment grade obligations rated BBB or better by S&P or Baa or better by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase as determined by the Fund's Advisor consisting of debt obligations of U.S. and foreign corporations; mortgage-backed securities; CMOs; asset-backed securities; obligations (including mortgage-backed securities) issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; and custodial receipts involving U.S. Treasury obligations; (including Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry System ("CUBES")). Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures. No more than 25% of the Fund's assets will be invested in securities rated BBB by S&P or Baa by Moody's or, if not rated by S&P or Moody's, of comparable quality at the time of purchase by the Fund's Advisor.

11

The Fund may purchase, without limitation, mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities and, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset- backed securities, which consist of securities backed by company receivables, truck and auto loans; leases; credit card receivables; and home equity loans. The Fund will purchase mortgage-backed and asset-backed securities only if they are rated at least AA by S&P or Aa by Moody's or, if unrated, determined to be of comparable quality at the time of purchase by the Fund's Advisor.

The Fund may purchase securities on a when-issued basis and may acquire floating or variable rate securities, medium term notes, putable securities, and zero coupon securities. The Fund may also purchase securities issued by foreign governments and supranational agencies. The Fund may also invest in municipal securities when the Fund's Advisor feels it is consistent with the Fund's investment objective. The Fund will not invest in municipal securities unless the Fund's Advisor believes that the yield will be higher than the yield for comparable taxable investments in which the Fund is permitted to invest. The following quality criteria apply to the Fund's investments in municipal securities. The Fund's investments in municipal notes will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 or better at the time of investment by Moody's, (iii) which are rated SP-2 or better at the time of investment by S&P, or (iv) which, if not rated, are of equivalent quality to MIG-2, V-MIG-2, or SP-2 or better in the Advisor's judgment. The Fund's investment in municipal bonds will be limited to bonds rated BBB or better by S&P or Baa or better by Moody's, or, if not rated by S&P or Moody's, deemed by the Fund's Advisor to be of comparable quality. For the Fund's investments in other types of tax-exempt municipal investments, such as participation interests in municipal lease/ purchase agreements, the quality of the underlying credit or of the bank providing a credit support arrangement must, in the Fund's Advisor's opinion, be equivalent to the municipal note or bond ratings stated above. The Fund is also authorized to invest up to 10% of its assets in restricted securities, including Rule 144A securities, that the Fund's Advisor determines are liquid under guidelines adopted by the Trust's Board of Trustees. The Fund may also enter into bond futures contracts and options on bond futures contracts and engage in securities lending.

The Fund intends to maintain a dollar-weighted average maturity of 3 years or less, and the maximum remaining maturity for any security held by the Fund is 7 years. Under normal market conditions it is anticipated that the Fund's dollar-weighted average maturity will range from 2 to 3 years. In the case of mortgage related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's turnover rate was 163% for the fiscal year ended May 31, 1996. This rate of

12
turnover, if continued, will likely result in higher transaction costs and higher levels of realized capital gains than if the turnover rate was lower.

PRIME QUALITY MONEY MARKET FUND

The Prime Quality Money Market Fund will invest in money market instruments denominated in U.S. dollars consisting of (i) U.S. Treasury obligations; (ii) custodial receipts representing interests in component parts of U.S. Treasury obligations; (iii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iv) commercial paper issued by domestic and foreign issuers rated in the highest short-term rating category by one or more NRSROs as described in the "Appendix" or, if not rated, determined by the Fund's Advisor to be of comparable quality; (v) high quality obligations (including certificates of deposit, time deposits, bankers' acceptances, Eurodollar and Yankee bank obligations) of U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks or savings and loan and thrift institutions that are members of the Federal Reserve System, the Federal Deposit Insurance Corporation, or the Federal Savings and Loan Insurance Corporation; (vi) high quality short-term corporate obligations issued by companies with commercial paper meeting the ratings indicated in (iv), above, or, if not rated, determined by the Fund's Advisor to be of comparable quality; (vii) repurchase agreements involving such obligations; (viii) high quality obligations of supranational entities satisfying the credit ratings described in (iv), above, or, if not rated, determined by the Fund's Advisor to be of comparable quality; and (ix) medium term notes. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks. The Fund may purchase securities subject to standby commitments. As a money market fund, the Fund is subject to limitations on the percentage of its assets that may be invested in any one issuer and on the percentage that may be invested in securities carrying the second highest rating assigned by the requisite NRSROs.

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes, during periods when its Advisor determines that market conditions warrant, each Fund may hold a portion of its assets in cash and invest up to 100% of its assets in money market instruments consisting of: securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; repurchase agreements; certificates of deposit; bankers' acceptances; time deposits issued by banks or savings and loan associations; and commercial paper rated in the highest rating category. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.

The Capital Growth Fund, the Value Income Stock Fund, and the Sunbelt Equity Fund may purchase restricted securities, including Rule 144A securities, that its respective Advisor determines are liquid pursuant to guidelines established by the Trust's Board of Trustees.

In the event that a security owned by a Fund is downgraded below the stated rating categories, its Advisor will review and take appropriate action with regard to the security.

The Capital Growth Fund, the Value Income Stock Fund, and the Sunbelt Equity Fund may borrow money for temporary or emergency

13
purposes in an amount not to exceed one-third of the value of its total assets. Each of these Funds may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

The Capital Growth Fund, the Value Income Stock Fund, and the Sunbelt Equity Fund may purchase securities issued by money market mutual funds. A Fund's purchase of shares of other investment companies, including money market mutual funds, is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each of the Funds may engage in securities lending and will limit such practice to 33 1/3% of its total assets.

The Investment Grade Bond Fund, the Short-Term Bond Fund, and the Prime Quality Money Market Fund may not purchase additional securities while its outstanding borrowings exceed 5% of its assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities (10% of the total assets of the Prime Quality Money Market Fund). An illiquid security is a security which cannot be disposed of in the usual course of business within seven days at a price approximating its carrying value.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

INVESTMENT RISKS
EQUITY SECURITIES

Investments in equity securities are generally subject to market risks that may cause their prices to fluctuate over time. The values of convertible equity securities are also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by a nationally recognized statistical rating organization ("NRSRO") to the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Guarantees of a Fund's portfolio securities by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

Fixed income securities rated BBB by S&P or Baa by Moody's (the lowest ratings of investment grade bonds) are deemed by these rating services to have speculative characteristics.

14

FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS

Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's Shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

HIGH YIELD, LOWER RATED BONDS

A Fund's investments in high yield, lower rated bonds ("junk bonds") involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness. The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market. In addition, the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to the risk of prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate.

ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to great fluctuations in value due to interest rate changes.

A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to investors, a Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when its Advisor would not have chosen to sell such obligations or securities.

15

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the Prime Quality Money Market Fund, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION
EQUITY AND BOND FUNDS

From time to time, the Equity and Bond Funds may advertise performance (total return and yield). These figures will be historical and are not intended to indicate future performance. The yield of an Equity or Bond Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of an Equity or Bond Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which an Equity or Bond Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

The performance of the Trust Shares of the Trust will normally be higher than for Investor Shares and Flex Shares because Investor Shares and Flex Shares are subject to

16
distribution, service and certain transfer agent fees not charged to Trust Shares. The performance of Flex Shares in comparison to Investor Shares will vary depending upon the investment time horizon.

Each Equity and Bond Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

MONEY MARKET FUND

From time to time, the Prime Quality Money Market Fund may advertise its current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the income generated by an investment in the Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

PURCHASE OF FUND SHARES

Trust Shares of the Trust are sold primarily to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. ("SunTrust"), for the investment of funds for which they act in a fiduciary, agency, investment advisory or custodial capacity. Individuals generally may not purchase Trust Shares directly, although individuals may be able to purchase Trust Shares through accounts maintained with financial institutions and potentially through the Preferred Portfolio Account (an asset allocation account available through SunTrust Securities, Inc.) Trust Shares are sold without a sales charge, although financial institutions may charge their customer accounts for services provided in connection with the purchase of shares. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Trust's transfer agent, Federated Services Company (the "Transfer Agent"), for effectiveness the same day. Information concerning these services and any charges will be provided to customers by the financial institutions. Trust Shares will be held of record by the financial institutions, although customers may have or be given the right to vote the shares depending upon the terms of their relationship with the financial institution. Confirmations of share purchases and redemptions will be sent to the financial institution as the shareholder of record.

Shares may be purchased on days on which the New York Stock Exchange is open for business (a "Business Day").

MONEY MARKET FUND

A purchase order for the Money Market Fund will be effective as of the Business Day it is received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order before 1:00 p.m. Eastern time and the Custodian receives federal funds before 4:00 p.m. Eastern time on such day. Otherwise, purchase orders

17
for the Money Market Fund will be effective the next Business Day provided the Custodian receives readily available funds before 4:00 p.m. Eastern time on the next such Business Day. The purchase price is the net asset value per share next computed after the order is received and accepted by the Trust. The net asset value per share of the Money Market Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) each Business Day based on the amortized cost method described in the Statement of Additional Information and is expected to remain constant at $1.00 per share.

EQUITY AND BOND FUNDS

A purchase order for any of the Equity or Bond Funds will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m. Eastern time and payment is received within one day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. The purchase price of shares of a Fund is the net asset value next determined after a purchase order is effective. The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day. Pursuant to guidelines established by the Trustees, the Trust may use a pricing service to provide market quotations or valuations for securities owned by each Fund.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or Shareholder(s).

The Trust maintains procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions. If reasonable procedures are not employed, the Trust and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions. Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine.

18

Although the methodology and procedures for calculating the net asset value for Trust Shares are identical to those of Investor Shares and Flex Shares, the net asset value per share of the classes of the Funds may differ because of the distribution, service, and certain transfer agent expenses charged to Investor Shares and Flex Shares.

REDEMPTION OF FUND SHARES

An order to redeem Trust shares must be transmitted to the Transfer Agent by the financial institution as the record owner. Financial institutions may establish procedures for their customers to request redemption of Trust Shares held in their account with the financial institution. Customers should contact their financial institution for information concerning these procedures.

Redemption orders must be received by the Transfer Agent before 4:00 p.m. Eastern time on any Business Day to be effective that day. With respect to the Money Market Fund, redemption orders must be received by the Transfer Agent on a Business Day before 1:00 p.m. Eastern time. Redemption orders received after the times noted above will normally be executed the following day. STI Classic Funds reserves the right to wire redemption proceeds within five Business Days after receiving the redemption orders if, in the judgment of the Advisor, an earlier payment could adversely impact the Fund. Redemption proceeds from Equity Funds are normally remitted in federal funds wired to the record owner of the shares within one Business Day, but in no event more than seven days following the effective date of the order. Redemption proceeds from Bond Funds are normally remitted within 5 Business Days following receipt of order. No charge for wiring redemption payments is imposed by the Trust. Redemption orders are effected at the net asset value per share next determined after an order is effective.

The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in liquid portfolio securities with a market value equal to the redemption price. In such circumstances, an investor may incur brokerage costs in converting such securities to cash.

DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET FUNDS

Dividends from net investment income (exclusive of capital gains) of the Money Market Funds are declared on each Business Day to Shareholders at the close of business on the day of declaration. Net income for dividend purposes consists of
(i) interest accrued and original issue discount earned on the Fund's assets,
(ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Trust Shares begin earning dividends on the Business Day the purchase order is effective and continue earning dividends through and including the Business Day before the redemption order is effective. Dividends are paid within ten Business Days after the end of each month in the form of additional Trust Shares of the same Fund unless the Shareholder has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing at least 15 days prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid within

19
ten Business Days after a Shareholder's complete redemption of its Trust Shares in the Fund.

BOND FUNDS

Dividends from net investment income (exclusive of capital gains) are declared on each Business Day and paid monthly by each of the Bond Funds. Each Bond Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Bond Fund's assets,
(ii) plus the amortization of and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Bond Fund on the basis of its relative net assets. Investor Shares and Flex Shares invested in the Bond Funds are eligible to begin earning dividends that are declared on the Business Day after the purchase order is effective and continue to be eligible for dividends through and including the day the redemption order is effective.

EQUITY FUNDS

Dividends from net investment income (exclusive of capital gains) are declared and paid quarterly by each of the Funds. Each Equity Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on an Equity Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Equity Fund and the general expenses of the Trust prorated to the Equity Fund on the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.

Except for the Money Market Fund, the net asset value of Trust Shares of the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Trust Shares of the same Fund unless the customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing prior to the date of distribution to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions are paid within ten days of the end of the time period to which the dividend relates. Dividends and distributions payable to a Shareholder are paid in cash within ten Business Days after a Shareholder's complete redemption of its Trust Shares in a Fund.

TAX INFORMATION

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Fund or its Shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND:

Each Fund is treated as a separate entity for federal tax purposes, and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded

20
regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of federal income tax on that part of its net investment income and net capital gains (the excess of long-term capital gains over net short-term capital loss) which is distributed to Shareholders. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX STATUS OF DISTRIBUTIONS:
MONEY MARKET FUND

The Money Market Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

BOND FUNDS

Each Bond Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

EQUITY FUNDS

Each Equity Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income paid by the Funds will be taxable to Shareholders as ordinary income whether received in cash or in additional shares.

ALL FUNDS

Dividends from net investment income will qualify for the dividends received deduction for corporate Shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares and regardless of whether distributions are received in cash or in additional shares. For certain individual Shareholders, net long-term capital gains may be taxed at a lower rate than ordinary income. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions. Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholder on December 31 of that year, if paid by the Fund at any time during the following January.

Income received on direct U.S. obligations is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by the Shareholder as income dividends from a Fund, provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. The Funds will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular state.

21

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. No Fund will be able to treat Shareholders as having paid their proportionate share of such foreign taxes.

A sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

STI CLASSIC FUNDS INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISORS

The Advisors are indirect wholly-owned subsidiaries of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $52.5 billion as of December 31, 1996. SunTrust ranks among the twenty largest U.S. banking companies. Its three principal subsidiaries -- SunTrust Banks of Florida, Inc. SunTrust Banks of Georgia, Inc. and SunTrust Banks of Tennessee, Inc. -- provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $53.4 billion as of December 31, 1996.

STI Capital Management, N.A. ("STI Capital") serves as the Advisor to the Capital Growth Fund, the Value Income Stock Fund and the Investment Grade Bond Fund. As of June 30, 1996, STI Capital had discretionary management authority with respect to assets of approximately $11 billion. The principal business address of STI Capital is P.O. Box 3808, Orlando, Florida 32802.

Trusco Capital Management, Inc. ("Trusco") serves as the Advisor to the Sunbelt Equity Fund, the Short-Term Bond Fund and the Prime Quality Money Market Fund. As of June 30, 1996, Trusco had approximately $13.7 billion in assets under management. The principal business address of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

The Trust and the above Investment Advisors have entered into advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisors make the investment decisions for the assets of the Funds they advise and continuously review, supervise, and administer their Fund's respective investment programs. The Advisors discharge their responsibilities subject to the supervision of,

22
and policies established by, the Trustees of the Trust. STI CLASSIC FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisors may execute brokerage or other agency transactions through affiliates of the Advisors.

For the services provided and expenses incurred pursuant to the applicable Advisory Agreements, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 1.15% of the Capital Growth Fund's average daily net assets, 1.15% of the Value Income Stock Fund's average daily net assets and .74% of the Investment Grade Bond Fund's average daily net assets.

For the services provided and expenses incurred pursuant to the applicable Advisory Agreement, Trusco is entitled to receive advisory fees computed daily and paid monthly at the annual rate of 1.15% of the Sunbelt Equity Fund's average daily net assets, .65% of the Short-Term Bond Fund's average daily net assets, and .65% of the Prime Quality Money Market Fund's average daily net assets.

Although the advisory fee for each Fund is higher than advisory fees paid by other mutual funds, the Trust believes that each such fee is comparable to the advisory fee paid by many other mutual funds with similar investment objectives and policies. From time to time, an Advisor may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. Currently, the Advisors have agreed to voluntary reductions in their respective fees in amounts necessary to maintain the total operating expenses at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

For the fiscal year ended May 31, 1996, STI Capital received advisory fees computed daily and paid monthly at the annual rate of 1.03%, 0.80%, and 0.63% of the average daily net assets of the Capital Growth, Value Income Stock, Investment Grade Bond Funds, respectively. Trusco received advisory fees computed daily and paid monthly at the annual rates of 1.02%, 0.46%, and 0.50% of the average daily net assets of Sunbelt Equity, Short-Term Bond and Prime Quality Money Market Funds, respectively.

PORTFOLIO MANAGERS

Mr. Anthony Gray has been responsible for the day-to-day management of the Capital Growth Fund since it commenced operations. Mr. Gray has served as Chief Executive Officer and Chief Investment Officer of STI Capital since 1979.

Mr. Mills Riddick, CFA, has been responsible for the day-to-day management of the Value Income Stock Fund since April, 1995. Mr. Riddick has been a value portfolio manager at STI Capital since 1989.

Mr. L. Earl Denney has been responsible for the day-to-day management of the Investment Grade Bond Fund since its inception. Mr. Denney has served as Senior Vice President of STI Capital since 1983.

Mr. James Foster has been responsible for the day-to-day management of the Sunbelt Equity Fund since its inception. Mr. Foster has served as a Vice President of Trusco since 1989.

23

Mr. David Yealy has been responsible for the day-to-day management of the Short-Term Bond Fund since July, 1996 and the Prime Quality Money Market Fund since it commenced operations. Mr. Yealy joined Trusco in 1991 and currently serves as a Vice President.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, currently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisors believe that each may perform the services for STI Classic Funds contemplated by their respective Advisory Agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for STI Classic Funds. If the Advisors were prohibited from providing services to STI Classic Funds, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to Shareholder approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisors, or their affiliates, would consider the possibility of offering to perform additional services for STI Classic Funds. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisors, or such affiliates, might offer to provide such services.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), and the Trust are parties to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the Trust Shares of each Fund. Trust Shares of the Fund are offered primarily to institutional investors, including affiliates and correspondents for the investment of funds in which they act in a fiduciary, agency or custodial capacity. An investor may call 1-800-874-4770 to receive more information regarding Investor Shares or Flex Shares. It is possible that a financial institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares.

Each Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

24

ADMINISTRATION

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate as follows:

AVERAGE AGGREGATE DAILY NET ASSETS              FEE
------------------------------------------  -----------
$1 - $1 billion                                 0.10 %
over $1 billion to $5 billion                   0.07 %
over $5 billion to $8 billion                   0.05 %
over $8 billion to $10 billion                  0.045%
over $10 billion                                0.04 %

From time to time, the Administrator may waive voluntarily all or a portion of the administration fee payable by the Trust.

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 is the Transfer Agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

SunTrust Bank, Atlanta, c/o STI Trust & Investment Operations, Inc., 303 Peacetree Street N.E., 14th Floor, Atlanta, Georgia 30308, serves as custodian of the assets of each Fund. The custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

25

SHAREHOLDER INQUIRIES

Shareholders may contact their financial institution's representative in order to obtain information on account statements, procedures and other related information.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Funds. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and

26
storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT-- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Interests in separately traded interest and principal component parts of U. S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U. S. Treasury obligations into a special account at custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TRs, TIGRs and CATS are sold as zero coupon securities. See "Zero Coupon Obligations."

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See "Zero Coupon Obligations."

DERIVATIVES -- Derivatives are securities whose value is derived from an underlying contract, index or security, or any combination thereof. This includes: futures, swap agreements, and some mortgage-back securities (CMOs, REMICs and SMBs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Policies and Strategies" for more information about any investment policies and limitations applicable to their use.

DOLLAR ROLLS -- Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the

27
sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

To avoid any leveraging concerns, the Fund will place U.S. Government or other liquid, high grade assets in a segregated account in an amount sufficient to cover its repurchase obligation.

EURODOLLAR AND YANKEE BANK OBLIGATIONS -- Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

EUROPEAN DEPOSITARY RECEIPTS ("EDRs") -- EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities. See "ADRs."

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the

28
difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

GUARANTEED INVESTMENT CONTRACTS ("GICs") -- GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or
transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

LOAN PARTICIPATIONS -- Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank

29

(rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM TERM NOTES -- Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated

30
maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL FORWARDS -- Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. A Fund will enter into municipal forwards when the price and yield of the underlying bonds are believed to be favorable when compared to current prices and yields. As with forward commitments, municipal forwards are subject to market fluctuations due to changes in market interest rates between the commitment date and the settlement date. Municipal forwards may be considered to be illiquid investments.

To avoid any leveraging concerns, a Fund will maintain liquid, high grade securities in a segregated account at least equal to the purchase price of the municipal forward.

31

MUNICIPAL LEASE OBLIGATIONS -- Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Depending upon the market for such securities, municipal lease obligations may be illiquid.

MUNICIPAL SECURITIES -- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

PAY-IN-KIND SECURITIES -- Pay-in-kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the Investment Company Act of 1940.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed

32
under regulations adopted by the Securities and Exchange Commission. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933, but which may be traded between certain institutional investors, including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities and monitoring the Advisors' implementation of the guidelines and procedures.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

STANDBY COMMITMENTS AND PUTS -- Standby commitments and puts are securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SWAPS, CAPS, FLOORS and COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of

33
its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid high grade securities in a segregated account. The Fund will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately

34
Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

APPENDIX

I.  BOND RATINGS

CORPORATE BONDS

The following are descriptions of Standard & Poor's Corporation ("S&P's") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC or C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times

A-2
over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  COMMERCIAL PAPER AND SHORT-TERM RATINGS

The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

*          INVESTMENT ADVISORS

           Trusco Capital Management, Inc.        50 Hurt Plaza
                                                  Suite 1400
                                                  Atlanta, GA 30303

           STI Capital Management, N.A.           P.O. Box 3808
                                                  Orlando, FL 32802

*          DISTRIBUTOR

           SEI Financial Services Company         Oaks, PA 19456

*          ADMINISTRATOR

           SEI Fund Resources                     Oaks, PA 19456

*          TRANSFER AGENT

           Federated Services Company             Federated Investors Tower
                                                  Pittsburgh, PA 15222-3779

*          CUSTODIAN

           SunTrust Bank, Atlanta                 c/o STI Trust & Investment
                                                  Operations, Inc.
                                                  303 Peachtree Street N.E.
                                                  14th Floor
                                                  Atlanta, GA 30308

*          LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP            2000 One Logan Square
                                                  Philadelphia, PA 19103

*          INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen LLP                    1601 Market Street
                                                  Philadelphia, PA 19103

100093/10-95

                                  DISTRIBUTOR
                             SEI Financial Services
                                    Company

                         -- - - - - - - - - - - - - - -

                                   PROSPECTUS

                                  TRUST SHARES

                              CAPITAL GROWTH FUND

                            VALUE INCOME STOCK FUND

                              SUNBELT EQUITY FUND

                           INVESTMENT GRADE BOND FUND

                              SHORT-TERM BOND FUND

                              PRIME QUALITY MONEY
                                  MARKET FUND

                              INVESTMENT ADVISORS
                          STI CAPITAL MANAGEMENT, N.A.
                        TRUSCO CAPITAL MANAGEMENT, INC.
                                OCTOBER 1, 1996
                         AS SUPPLEMENTED APRIL 15, 1997

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